BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
BUSINESS COMBINATIONS

4. BUSINESS COMBINATIONS

Action Business Combination

On May 5, 2021, NESR executed the Sale and Purchase Agreement (“Action Sale and Purchase Agreement”) to acquire specific oilfield service lines of Action Energy Company W.L.L.

Description of the Action Transaction

Under the terms of the Action Sale & Purchase Agreement, NESR acquired the working capital, property, plant, and equipment, contract labor force, and the economic benefit of three five-year customer contracts associated with specific oilfield service lines of Action in an all-cash transaction which comprised of $36.8 million paid at closing and an estimated $16.9 million deferred consideration payment to be paid 6 months after closing or shortly thereafter.

The Action Sale & Purchase Agreement also contained earn-out mechanisms that enabled the sellers to receive additional consideration after the closing of the Action Business Combination as follows:

●	First Earn-Out Consideration (“First Earn-Out”) of 1% of revenue associated with the three acquired customer contracts, including the first renewal of each of these contracts (if any). The First Earn-Out is payable quarterly;

●	Second Earn-Out Consideration (“Second Earn-Out”) of 3% of the revenue associated with the first renewal (if any) of the three acquired customer contracts. 66.66% of the Second Earn-Out is payable upon contract renewal with the remaining balance due at the conclusion of the renewed contract’s term. At its discretion, NESR may settle the Second Earn-Out using cash or shares; and

●	Third Earn-Out Consideration (“Third Earn-Out”) of up to 1.12% of the revenue associated with the three acquired contracts, dependent on the amount of incremental earnings before interest, taxes, depreciation, and amortization contributed by the contracts minus certain adjustments such as capital expenditures. The Third Earn-Out is payable within 90 days of the conclusion of the term of the last of the three acquired customer contracts. At its discretion, NESR may settle the Third Earn-Out using cash or shares.

The First Earn-Out and Second Earn-Out were determined using a discounted cash flow approach within a scenario analysis. The Third Earn-Out was valued using a Black Sholes simulation. Collectively, the First Earn-Out, Second Earn-Out, and Third Earn-Out were fair valued at $6.4 million as of May 5, 2021.

Subsequent to May 5, 2021, the Company recorded valuation adjustments to the First Earn-Out and Second Earn-Out totalling ($0.9), $0.7 million, and $0.5 million, respectively, during the years ended December 31, 2023, December 31, 2022, and December 31, 2021. Additionally, during the years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Company cash settled $0.6, $0.7 and $0.0 (zero), respectively, related to the First Earn-Out. The First Earn-Out, Second Earn-Out, and Third Earn-Out were collectively valued at $6.0 million, $3.0 million, and $4.3 million, respectively, as of December 31, 2023, December 31, 2022, and December 31, 2021.

Financing of Action Business Combination

Consideration for the Action Business Combination was funded through the following sources and transactions:

●	cash and cash equivalents of $36.8 million;

●	deferred cash consideration of $16.9 million;

The following summarizes the consideration to purchase the working capital, property, plant, and equipment, contract labor force, and the economic benefit of three five-year customer contracts associated with specific oilfield service lines of Action:

Consideration (In US$ thousands)

Cash consideration	$36,767
Deferred cash consideration	16,935
Total consideration – cash	53,702

First Earn-Out	2,716
Second Earn-Out	3,635
Third Earn-Out	-

Total estimated earn-out mechanisms	6,351

Total consideration	$60,053

Accounting treatment

The Action Business Combination was accounted for under ASC 805, Business Combinations (“ASC 805”). Pursuant to ASC 805, NESR has been determined to be the accounting acquirer. Action constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of Action constitutes the acquisition of a business for purposes of ASC 805, and due to the change in control of Action was accounted for using the acquisition method. NESR recorded the fair value of assets acquired and liabilities assumed from Action.

The following table summarizes the final purchase price allocation (in US$ thousands):

Allocation of consideration

Cash and cash equivalents	$382
Accounts receivable	8,565
Unbilled revenue	1,352
Service inventories	2,862
Prepaid assets	310
Other receivables	89
Other current assets	1,122
Property, plant and equipment	13,162
Intangible assets	29,100
Other assets	2,053
Total identifiable assets acquired	58,997

Accounts payable	5,294
Accrued expenses	2,465
Other current liabilities	200
Employee benefit liabilities	584
Net identifiable liabilities acquired	8,543
Total fair value of net assets acquired	50,454
Goodwill	9,599
Total consideration	$60,053

All employee benefit liabilities relate to end of service benefits (Note 12).

Intangible assets

Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805.

The allocation to intangible assets is as follows (in US$ thousands):

	Fair Value
	Total	Useful Life
	(In US$ thousands)
Customer relationships	$29,100	10 years
Total intangible assets	$29,100

Goodwill

As of December 31, 2022, $9.6 million has been allocated to goodwill. Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable definite-lived intangible assets acquired. Goodwill is not amortizable and/or deductible for tax purposes. Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill. Intangible assets not recognized apart from goodwill consist primarily of the strong market positions and the assembled workforces.

In accordance with FASB ASC Topic 350, Goodwill and Other Intangible Assets, goodwill will not be amortized, but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event management determines that the value of goodwill has become impaired, an accounting charge for the amount of impairment during the period in which the determination is made may be recognized.

Supplemental unaudited pro-forma information

The following table summarizes the supplemental consolidated results of the Company on an unaudited pro-forma basis, as if the Action Business Combination had been consummated on January 1, 2021, for the year ended December 31, 2021 (in US$ thousands):

December 31, 2021

Revenues	$885,671
Net (loss) / income	(64,529)

These supplemental unaudited pro-forma results were based on estimates and assumptions, which the Company believes are reasonable. They are not the results that would have been realized had the Company been a consolidated company during the periods presented and are not necessarily indicative of results of operations in future periods. The supplemental unaudited pro-forma results include adjustments primarily related to purchase accounting adjustments. Acquisition costs and other non-recurring charges incurred in connection with the Action Business Combination are included in the earliest period presented.

Action revenue of $25.1 million and net income of $3.9 million are included in the Consolidated Statement of Operations during year ended December 31, 2021.